Related party transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related party transactions
24.	Related party transactions

Key management compensation

Key management includes members of the Company’s executive committee and the board of directors. The compensation paid or payable to key management for Board and employee services includes their participation in share-based compensation arrangements. The disclosure amounts are based on the expense recognized in the consolidated statement of operations in the respective year.

	2018	2017	2016
	(in € millions)
Key management compensation
Short term employee benefits	4	4	4
Share-based payments	19	17	18
Post-employment benefits	—	—	1
Termination benefits	1	1	1
	24	22	24

As noted in Note 16, the Company issued warrants to acquire ordinary shares to certain members of key management of the Group.

On April 1, 2016, the Group issued and sold the Convertible Notes to, among others, Rivers Cross Trust, an entity wholly owned by Mr. McCarthy, the Group’s Chief Financial Officer. The original principal amount purchased by Rivers Cross Trust was approximately US$0.2 million. In January 2018, the Convertible Notes, plus accrued interest, were exchanged for ordinary shares. Refer to Note 18.

The Group recognized partner revenues from its associate in Soundtrack Your Brand Sweden AB of €3 million, €3 million, and €2 million during years ended December 31, 2018, 2017, and 2016, respectively.